                                                                   EXHIBIT 10.19

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                  DIRECTORS' EQUITY CAPITAL ACCUMULATION PLAN
                   (as amended and restated October 3, 1997)


     SECTION 1. PURPOSE
                -------

     Morgan Stanley, Dean Witter, Discover & Co., a Delaware corporation (the "Company"), hereby adopts the Morgan Stanley, Dean Witter, Discover & Co. Directors' Equity Capital Accumulation Plan (the "Plan"). The purpose of the Plan is to promote the long-term growth and financial success of the Company by attracting, motivating and retaining non-employee directors of outstanding ability and assisting the Company in promoting a greater identity of interest between the Company's non-employee directors and its stockholders.

     SECTION 2. ELIGIBILITY
                -----------

     Only directors of the Company who are not employees of the Company or any affiliate of the Company ("Eligible Directors") shall participate in the Plan.

     SECTION 3. PLAN OPERATION
                --------------

     (a) Administration.  Other than as provided in Section 5(i) of the Plan,
         --------------
the Plan requires no discretionary action by any administrative body with regard to any transaction under the Plan. To the extent, if any, that questions of administration arise, these shall be resolved by the Board of Directors of the Company. The Board may, in its discretion, delegate to the Chief Financial Officer or the Chief Legal Officer of the Company any or all authority and responsibility to act pursuant to this Plan. All references to the "Plan Administrators" in this Plan shall refer to the Board, or the Chief Financial Officer or Chief Legal Officer if the Board has delegated its authority pursuant to this Section 3(a). The determination of the Plan Administrators on all matters within their authority relating to the Plan shall be conclusive.

     (b) No Liability.  The Plan Administrators shall not be liable for any
         ------------
action or determination made in good faith with respect to the Plan or any award hereunder, and the Company shall indemnify and hold harmless the Plan Administrators from all losses and expenses (including reasonable attorneys' fees) arising from the assertion or judicial determination of any such liability.

     SECTION 4. SHARES OF STOCK SUBJECT TO THE PLAN
                -----------------------------------

     (a) Stock.  Awards under the Plan shall relate to shares of common stock,
         -----
par value $.01 per share, of the Company and any other shares into which such stock shall thereafter be changed by reason of any merger, reorganization, recapitalization, consolidation, split-up, combination of shares or similar event as set forth in and in accordance with this Section 4 (the "Stock").

     (b) Shares Available for Awards.  Subject to Section 4(c) (relating to
         ---------------------------
adjustments upon changes in capitalization), as of any date, the total number of shares of Stock with respect to which awards may be granted under the Plan shall be equal to the excess (if any) of (i) 350,000 shares over (ii) the sum of (a) the number of shares subject to outstanding awards granted under the Plan and (b) the number of shares previously issued pursuant to the Plan. In accordance with (and without limitation upon) the preceding sentence, shares of Stock covered by awards granted under the Plan that are forfeited or expire unexercised shall again become available for awards under the Plan. Shares of Stock that shall be issuable pursuant to the awards granted under the Plan shall be authorized and unissued shares, treasury shares or shares of Stock purchased by, or on behalf of, the Company in open-market transactions.

     (c) Adjustments.  In the event of any merger, reorganization,
         -----------
recapitalization, consolidation, sale or other distribution of substantially all of the assets of the Company, any stock dividend, split, spin-off, split-up, split-off, distribution of cash, securities or other property by the Company, or other change in the Company's corporate structure affecting the Stock, then the following shall be automatically adjusted in order to prevent dilution or enlargement of the benefits or potential benefits intended to be awarded under the Plan:

             (i) the aggregate number of shares of Stock reserved for issuance under the Plan,

             (ii)  the number of shares of Stock subject to outstanding awards,

             (iii) the number of "Stock Units" credited pursuant to Section 7(b) of the Plan,

             (iv) the per share purchase price of Stock subject to Elective Options and Director Options,

             (v) the number of shares to be granted as Director Stock pursuant to Section 6(b), and

             (vi) the number of shares with respect to which Director Options are granted pursuant to Section 5(a).

     SECTION 5. DIRECTOR OPTIONS; ELECTION TO RECEIVE OPTIONS.
                ---------------------------------------------

     (a) Awards.  Subject to the provisions of this Section 5, each Eligible
         ------
Director shall receive the following options to purchase Stock for service as a director of the Company (the "Director Options"):

             (i)   Initial Awards.  If a person is elected, appointed or
                   ---------------
otherwise becomes an Eligible Director, then such Eligible Director shall receive a Director Option to purchase 4,000 shares of Stock on the first day of the calendar month following the month in which such Eligible Director first becomes an Eligible Director; provided, however, that if a person is elected, appointed or otherwise becomes an Eligible Director during a period 60 days prior to the Company's annual meeting of its stockholders (the "Annual Meeting") in any year, then such Eligible Director shall receive no Director Option pursuant to this Section 5(a)(i).

             (ii)  Subsequent Awards.  As of the date of each Annual Meeting,
                   -----------------
each Eligible Director shall automatically receive a Director Option to purchase 4,000 shares of Stock provided that such Eligible Director shall continue to serve as a director of the Company after such Annual Meeting.

     (b)  Election to Receive Options.  An Eligible Director may elect (an
          ---------------------------
"Option Election") to receive options to purchase Stock ("Elective Options") in lieu of all (but not a portion) of the amount of the Eligible Director's annual cash retainer for services as a member of the Board (the "Retainer") by submitting an Option Election Form (an "Option Election Form") to the Company's Secretary indicating that the Eligible Director elects to receive Elective Options in lieu of Retainer. An Option Election shall become effective only with respect to the Retainer earned after the date on which the Option Election Form is received by the Secretary; provided, however, that to the extent required by the then applicable Rule 16b-3: (i) no Option Election shall take effect until at least six (6) months after the Option Election Form is received by the Secretary; and (ii) each Option Election, once made, shall be irrevocable. Notwithstanding the foregoing, an Option Election may be superseded with respect to future payments of Retainer by submitting a new Option Election Form to the Secretary; provided, however, that to the extent required by the then applicable Rule 16b-3, such new Option Election shall not take effect until at least six months after such new Option Election Form has been received by the Secretary.

     (c)  Award of Elective Option.  Upon receipt by the Company's Secretary of
          ------------------------
an effective Option Election Form from an Eligible Director, such Eligible Director shall receive Elective Options to acquire whole shares of Stock (but not fractional shares) in lieu of the Retainer elected to be received in Elective Options. Each such Option shall be awarded on the date on which the Eligible Director becomes entitled to the payment of the Retainer, or if such date is not a business day, then on the next succeeding business day. The number of shares of Stock subject to each such Option shall be the number of whole shares of Stock determined by multiplying (i) the number three (3) by (ii) the quotient obtained by dividing the amount of the Retainer by the Fair Market Value of a share of Stock on the award date, provided that (x) in no circumstances shall the Eligible Director be entitled to receive, or the Company have any obligation to issue to the Eligible Director, any Elective Option in respect of any fractional share of Stock and (y) in lieu of any Elective Option in respect of any fractional share of stock, such Eligible Director shall be entitled to receive, and the Company shall be obligated to pay to such Eligible Director, cash equal to the value of any fractional share of Stock.

     (d) Exercise Price.  The purchase price of Stock subject to a Director
         --------------
Option or an Elective Option shall be the Fair Market Value (as defined in Section 9) of the Stock on the date such Option is granted, rounded up to the nearest whole cent.

     (e) Nontransferability. No Director Option or Elective Option granted
         ------------------
pursuant to this Plan shall be sold, assigned or otherwise transferred by an Eligible Director other than by will or the laws of descent or distribution and may be exercised during the Eligible Director's lifetime only by such Eligible Director.

     (f) Limitation on Exercise.  Director Options and Elective Options may not
         -----------------------
be exercised for a period of six (6) months from the date such Options are granted.

     (g) Effect of Termination.
         ---------------------

             (i) If an Eligible Director's service as a director of the Corporation terminates for a reason other than for cause, then the Director Options and the Elective Options granted to such Eligible Director shall remain exercisable following the date of such Eligible Director's termination of service in accordance with the following provisions:

                   (A) Disability. If service terminates by reason of
                       ----------
Disability (as hereinafter defined), until the earlier of three years after the termination date and the expiration date of the Option; provided, however, that upon the death of such Eligible Director, all outstanding Director Options and Elective Options held by such Eligible Director shall remain exercisable until the earlier of three years following such Eligible Director's death or the expiration date of the Options. With respect to any Eligible Director, "Disability" shall mean a "permanent and total disability" as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended.

                   (B) Normal Retirement.  If service terminates by reason of
                       -----------------
Normal Retirement (as hereinafter defined), until the earlier of three years following such termination by reason of Normal Retirement and the expiration date of the Options; provided, however, that upon the death of such Eligible Director, all outstanding Director Options and Elective Options held by such Eligible Director shall remain exercisable until the earlier of three years following such Eligible Director's death or the expiration date of the Options. With respect to any Eligible Director, "Normal Retirement" shall mean the termination of service for retirement at or after attaining age 65.

                   (C) Death While in Office.  If an Eligible Director dies
                       ---------------------
while in office, all Director Options and Elective Options granted to the Eligible Director before death shall be exercisable by the personal representative of the Eligible Director's estate or by the person to whom such Options pass under the Eligible Director's will (or, if applicable, pursuant to the laws of descent or distribution) until the earlier of three years after the Eligible Director's death or the expiration date of the Options.

                   (D) Other. If service terminates for any other reason
                       -----
(except for Cause (as defined below)), until the earlier of ninety days after the termination date and the expiration date of the Option.

             (ii) If an Eligible Director is terminated for Cause, all Director Options and Elective Options granted to such Eligible Director shall be forfeited and shall no longer be exercisable, effective on the date of such Eligible Director's Termination for Cause. For purposes of this Plan, "Termination for Cause" means, with respect to any Eligible Director, termination on account of any act of (A) fraud or intentional misrepresentation, or (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any affiliate.

     (h) Expiration Date of Options.  All Director Options and Elective Options
         --------------------------
shall expire on the tenth anniversary of the date on which they are granted.

     (i) Notwithstanding any other provision hereof, the Board of Directors of the Company shall have the authority, in its discretion, to amend any outstanding Director Option or Elective Option granted pursuant to this Plan to extend the exercisability thereof, provided, however, that no such amendment shall cause such Option to remain exercisable beyond the original expiration date of such Option.

     SECTION 6. DIRECTOR STOCK
                --------------

     (a) Awards.  Each Eligible Director shall receive the following shares of
         -------
Stock for service as a director of the Company (the "Director Stock"):

             (i)   Initial Awards. If a person is elected, appointed or
                   --------------
otherwise becomes an Eligible Director, then such Eligible Director shall receive 600 shares of Director Stock on the first day of the calendar month following the month in which such Eligible Director becomes an Eligible Director; provided, however, that if a person is elected, appointed or otherwise becomes an Eligible Director during a period of 60 days prior to the Annual Meeting in any year, then such Eligible Director shall receive no Director Stock pursuant to this Section 6(a)(i).

             (ii)  Subsequent Awards. As of the date of each Annual Meeting,
                   -----------------
each Eligible Director shall automatically receive 600 shares of Director Stock, provided that such Eligible Director shall continue to serve as a director of the Company after such Annual Meeting.

     (b) Limitation on Transfer.  Director Stock may not be sold, transferred,
         -----------------------
pledged, assigned or otherwise conveyed by an Eligible Director for a period of six (6) months from the date such Stock is awarded.

     (c) Deferral of Awards.  An Eligible Director may elect to defer the
         -------------------
receipt of all or a portion of the Director Stock by making an election pursuant to Section 7(a), in which case there shall be credited to the Eligible Director's Stock Unit Account (as defined in Section 7(b)) a number of units equal to the number of shares of Director Stock being deferred.

     SECTION 7. ELECTIVE DEFERRALS
                ------------------

     (a) Election. Each Eligible Director may elect to defer (a "Deferral
         --------
Election") all or part of: (i) the Retainer; (ii) the fees payable for meetings of the Board or any committee thereof ("Meeting Fees"); or (iii) shares of Director Stock. An Eligible Director may make a Deferral Election by submitting a Deferral Election Form (a "Deferral Election Form") to the Secretary of the Company, indicating: (i) the percentage of the Retainer, Meeting Fees and Director Stock to be deferred (the "Deferred Amount"); (ii) the date on which distribution of Deferred Amounts should begin the ("Distribution Date"); (iii) whether distributions are to be made in a lump sum, installments or a combination thereof; (iv) the percentage of deferred Retainer and Meeting Fees to be credited to the Stock Unit Account (as hereinafter defined) and the Cash Account (as hereinafter defined); and (v) from which Account each distribution is to be made. A Deferral Election shall be effective only with respect to the Retainer, Meeting Fees and

Director Stock which are earned after the Deferral Election is made; provided, however, that to the extent required by the then applicable Rule 16b-3: (i) no Deferral Election shall take effect until a date at least six months after the Deferral Election Form is received by the Secretary and (ii) all Deferral Elections, once made, shall be irrevocable. Notwithstanding the foregoing, a Deferral Election may be superseded with respect to future payments of Retainer and Meeting Fees and grants of Director Stock by submitting a new Deferral Election Form to the Secretary; provided, however, that to the extent required by the then applicable Rule 16b-3: (i) no revocation shall be effective to make any change with respect to Deferred Amounts previously deferred; (ii) no change in Deferred Amount shall take effect until a date at least six months after such new Deferral Election Form has been received by the Secretary; (iii) any such Deferral Election shall be irrevocable; and (iv) any change in a beneficiary (described in the next sentence) shall become effective immediately upon receipt by the Secretary. An Eligible Director may designate, in any Deferral Election Form, one or more beneficiaries to receive any distributions under the Plan upon the Eligible Director's death, and may change such designation at any time by submitting a new Deferral Election Form to the Secretary.

     (b)  Stock Unit Deferral.  An Eligible Director may elect to have all or
          -------------------
part of the Deferred Amount credited to an account (a "Stock Unit Account") in units which are equivalent in value to shares of Stock ("Stock Units"), except that an Eligible Director who defers the receipt of Director Stock shall have credited to the Stock Unit Account a number of Stock Units equal to the number of shares of Director Stock being deferred. The Deferred Amount allocated to the Stock Unit Account shall be credited to the Stock Unit Account as of the date on which the Eligible Director becomes entitled to payment or receipt of the Deferred Amount. The number of Stock Units credited to the Stock Unit Account on account of deferred Retainer and Meeting Fees shall be an amount equal to the result obtained by dividing (i) such Deferred Amount by (ii) the Fair Market Value of a share of Stock on the date on which the Eligible Director becomes entitled to payment of such Deferred Amount (or if such date is not a business day, then on the next succeeding business day). If Stock Units exist in an Eligible Director's Stock Unit Account on a dividend record date for the Company's Stock, the Stock Unit Account shall be credited, on the dividend payment date related to such dividend record date, with an additional number of Stock Units equal to (i) the cash dividend paid on one share of Stock, multiplied by (ii) the number of Stock Units in the Stock Unit Account on the dividend record date, divided by (iii) the Fair Market Value of a share of Stock on the dividend payment date.


     (c) Cash Deferral.  An Eligible Director may elect to have all or part of
         -------------
the Deferred Amount derived from Retainer or Meeting Fees credited to a cash account (a "Cash Account"). The Deferred Amount allocated to the Cash Account shall be credited thereto on the date on which the Eligible Director becomes entitled to payment of such Deferred Amount. As of the last day of each fiscal quarter and the date of termination of the Eligible Director's service on the Company's Board of Directors (the "Service Termination Date") the Eligible Director's Cash Account will be credited with an additional amount equal to (i) the "Rate of Interest", multiplied by (ii) the Average Daily Cash Balance, multiplied by (iii) the number of days during which such Cash Account had a positive balance, divided by (iv) 365. The "Rate of Interest" shall equal the time weighted average interest rate paid by the Company for such quarter, or shorter period ending on the Service Termination Date, to institutions from which it borrows funds. The "Average Daily Cash Balance" shall equal the sum of the daily balances for such

Cash Account for such quarter or shorter period, divided by the number of days on which a positive balance existed in such Cash Account.

     (d) Distributions.
         -------------

             (i)   Distribution Date.  Each Eligible Director shall designate
                   -----------------
on the Deferral Election Form one of the following dates as a Distribution Date with respect to amounts credited to the Stock Unit Account or Cash Account thereafter: (A) the first day of the calendar month following the date of the Eligible Director's death; (B) the first day of the calendar month following the Service Termination Date; (C) the first day of a calendar month specified by the Eligible Director, provided that, to the extent necessary to adhere to the requirements of Rule 16b-3 in effect from time to time under the Securities Exchange Act of 1934 in effect from time to time (the "1934 Act"), such day is at least six months after the date on which the Secretary receives the Deferral Election Form; or (D) the earlier to occur of (A), (B) or (C). Unless a Deferral Election Form designates a different Distribution Date for the Eligible Director's Stock Unit Account than for the Eligible Director's Cash Account, the Eligible Director shall be deemed to have selected the same Distribution Date for each such Account.

             (ii)  Distribution Method.  An Eligible Director shall request on
                   -------------------
the Deferral Election Form that distributions which are subject to such Deferral Election Form be made in (A) a lump sum, (B) no more than 120 monthly, 40 quarterly or 10 annual installments or (C) in part as provided in clause (A) and in part as provided in clause (B). The amount to be distributed in any installment pursuant to a specific Deferral Election Form shall be determined by dividing the balance in the Cash Account or the number of Stock Units in the Stock Unit Account, as the case may be, that are subject to such Deferral Election Form by the number of remaining installments. If an Eligible Director receives a distribution on an installment basis, undistributed Deferred Amounts shall remain subject to the provisions of Section 7.

             (iii) Form of Distributions.  All distributions from the Cash
                   ---------------------
Account shall be paid in cash. Distributions made from the Stock Unit Account shall be in the form of a certificate for a number of whole shares of Stock equal to the number of whole Stock Units to be distributed and cash in lieu of any fractional share (determined by using the Fair Market Value of a share of Stock on the date on which such distributions are distributed, but if such date is not a business day, then on the next preceding business day).

     SECTION 8. ELECTION TO RECEIVE STOCK.
                --------------------------

     (a) Election. An Eligible Director may elect (a "Stock Election") to
         --------
receive all or a portion of the Eligible Director's Retainer and Meeting Fees in shares of Stock by submitting a Stock Election Form (a "Stock Election Form") to the Company's Secretary indicating the percentage of the Retainer and the percentage of Meeting Fees to be paid in Stock. A Stock Election shall become effective with respect to the Retainer and Meeting Fees, respectively, accruing on and after the first day of the fiscal quarter and fiscal month, respectively, following the date on which the Stock Election Form is received by the Secretary; provided, however, that to the extent required by the then applicable Rule 16b-3: (i) no Stock Election shall take effect until at least six months after the Stock Election Form is received by the Secretary; and (ii) each Stock Election, once made, shall be irrevocable. Notwithstanding the foregoing, a Stock Election may be superseded with respect to future payments of Retainer and Meeting Fees by submitting a new Stock Election Form to the Secretary; provided, however, that to the extent required by the then applicable Rule 16b-3, such new Stock Election shall not take effect until at least six months after such new Stock Election Form has been received by the Secretary.

     (b) Payment in Stock. Upon receipt by the Company's Secretary of an
         -----------------
effective Stock Election Form from an Eligible Director, such Eligible Director shall thereafter receive whole shares of Stock (but not fractional shares) in lieu of Retainer and Meeting Fees elected to be received in Stock (the "Stock Amounts"). The number of shares of Stock to be received by an Eligible Director with respect to any Stock Amount shall be the number of whole shares of Stock determined by dividing the Stock Amount by the Fair Market Value of a share of Stock on the date on which the Eligible Director becomes entitled to payment of the Stock Amount (or if such date is not a business day, then on the next succeeding business day), provided that (i) in no circumstances shall the Eligible Director be entitled to receive, or the Company have any obligation to issue to the Eligible Director, any fractional share of Stock and (ii) in lieu of any fractional share of Stock, such Eligible Director shall be entitled to receive, and the Company shall be obligated to pay to such Eligible Director, cash equal to the value of any fractional share of Stock. A certificate representing such whole shares of Stock shall be issued to such Eligible Director promptly after such date, and such Eligible Director shall be deemed to own such number of whole shares of Stock, including without limitation for purposes of dividends and voting, as of such date.

     SECTION 9. FAIR MARKET VALUE
                -----------------

     "Fair Market Value" shall mean, with respect to each share of Stock for any day:

     (a) if the Stock is listed for trading on the New York Stock Exchange, the closing price, regular way, of the Stock as reported on the New York Stock Exchange Composite Tape, rounded up to the nearest whole cent, or if no such reported sale of the Stock shall have occurred on such date, on the next preceding date on which there was such a reported sale, or

     (b) if the Stock is not so listed, but is listed on another national securities exchange or authorized for quotation on the NASDAQ National Market System ("NMS"), the closing price, regular way, of the Stock on such exchange or NMS, rounded up to the nearest whole cent, as the case may be, on which the largest number of shares of Stock have been traded in the aggregate on the preceding twenty trading days, or, if no such reported sale of the Stock shall have occurred on such date on such exchange or NMS, as the case may be, on the next preceding date on which there was such a reported sale on such exchange or NMS, as the case may be, or

     (c) if the Stock is not listed for trading on a national securities exchange or authorized for quotation on NMS, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System, rounded up to the nearest whole cent, or, if no such prices shall have been so reported for such date, on the next preceding date for which such prices were so reported.

     SECTION 10. ISSUANCE OF CERTIFICATES
                 ------------------------

     (a)  Restrictions on Transferability.  All shares of Stock delivered under
          -------------------------------
the Plan shall be subject to such stop-transfer orders and other restrictions as the Company may deem advisable or legally necessary under any laws, statutes, rules, regulations and other legal requirements, including, without limitation, those of any stock exchange upon which the Stock is then listed and any applicable federal, state or foreign securities law.

     (b) Compliance with Laws.  Anything to the contrary herein notwithstanding,
         --------------------
the Company shall not be required to issue any shares of Stock under the Plan if, in the opinion of legal counsel to the Company, the issuance and delivery of such shares would constitute a violation by the Eligible Director or the Company of any applicable law or regulation of any governmental authority, including, without limitation, federal and state securities laws, or the regulations of any stock exchanges on which the Company's securities may then be listed.

     SECTION 11. WITHHOLDING TAXES
                 -----------------

     The Company shall require as a condition of delivery of any shares of Stock that the Eligible Director remit an amount sufficient to satisfy all foreign, federal, state, local and other governmental withholding tax requirements relating thereto (if any) and any or all indebtedness or other obligation of the Eligible Director to the Company or any of its subsidiaries.

     SECTION 12. PLAN AMENDMENTS AND TERMINATION
                 -------------------------------

     The Board of Directors of the Company may suspend or terminate the Plan at any time and may amend it at any time and from time to time, in whole or in part.

     SECTION 13. LISTING, REGISTRATION AND LEGAL COMPLIANCE
                 ------------------------------------------

     If the Plan Administrators shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights hereunder or the taking of any other action hereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until
such Consent shall have been effected or obtained.   The term "Consent" as used
herein with respect to any Plan Action means (i) the listing, registrations or qualifications in respect thereof upon any securities exchange or under any foreign, federal, state or local law, rule or regulation, (ii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies, or (iii) any and all written agreements and representations by an Eligible Director with respect to the disposition of Stock or with respect to any other matter, which the Plan Administrators shall deem necessary or desirable in order to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made.

     SECTION 14. RIGHT OF DISCHARGE RESERVED
                 ---------------------------

     Nothing in the Plan shall confer upon any Eligible Director the right to continue as a director of the Company or affect any right that the Company or any Eligible Director may have to terminate the service of such Eligible Director.

     SECTION 15. RIGHTS AS A STOCKHOLDER
                 -----------------------

     An Eligible Director shall not, by reason of any Director Option, Elective Option, Stock Unit or Stock Amount, have any rights as a stockholder of the Company until Stock has been delivered to such Eligible Director upon the exercise of such Director Option or Elective Option or the distribution regarding such Stock Unit or Stock Amount. An Eligible Director shall, with respect to all shares of Director Stock, be entitled to all the rights (including dividend and voting rights) of a stockholder of Stock.

     SECTION 16. UNFUNDED PLAN
                 -------------

     The Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Eligible Director or other person. To the extent any person holds any rights by virtue of a pending grant or deferral under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company.

     SECTION 17. GOVERNING LAW
                 -------------

     The Plan is deemed adopted, made and delivered in Delaware and shall be governed by the laws of the State of Delaware applicable to agreements made and to be performed entirely within such state.

     SECTION 18. SEVERABILITY
                 ------------

     If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

     SECTION 19. NOTICES
                 -------

     All notices and other communications hereunder shall be given in writing and shall be deemed given when personally delivered against receipt or five days after having been mailed by registered or certified mail, postage prepaid, return receipt requested, addressed as follows: (a) if to the Company, Morgan Stanley, Dean Witter, Discover & Co., 1585 Broadway, New York, New York 10036,
Attention: Corporate Secretary; and (b) if to an Eligible Director, at the Eligible Director's principal residential address last furnished to the Company. Either party may, by notice, change the address to which notice to such party is to be given.

     SECTION 20. SECTION HEADINGS
                 ----------------

     The Section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said Sections.